Exhibit 10.21

SECOND AMENDMENT TO THE
OPTION AND JOINT VENTURE AGREEMENT
OF MARCH 15, 2001

It is hereby agreed this August 27, 2002 to amend the OPTION AND JOINT VENTURE AGREEMENT of March 15, 2001 (the “Agreement”), between MINERA ANDES INC., a corporation formed under the laws of Canada (“MAI”), MINERA ANDES S.A., a corporation formed under the laws of Argentina (“MASA”), and MAURICIO HOCHSCHILD & CIA. LTDA., a corporation formed under the laws of Peru (“MHC”).

By mutual consent as witnessed by the signing of this document it is hereby agreed that the Agreement and the rights and obligations of the parties hereunder are strictly limited to the areas of interest described in Exhibit 1 of the First Amendment to the Agreement of May 14, 2002 (being herein referred to as the “Area of Interest”). There is no area of influence around the Area of Interest. Each of the Participants shall have the free and unrestricted right to enter into, conduct and benefit from any and all business ventures of any kind whatsoever, whether or not competitive with the activities undertaken pursuant hereto, without disclosing such activities to the other Participant or inviting or allowing the other Participant to participate herein. Without limiting the generality of the foregoing, no Participant shall be under any duty to disclose to any other Participant information relating to mining or mineral claims, concessions, or leases of other properties located outside the Area of Interest.

In addition, MHC agrees not to acquire land within the original joint venture area for a period of three years from the date of dropping a property from the joint venture.

The Amendment referred to herein supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first written above.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose
Its:	President

MINERA ANDES S.A.

By:	/s/ Brian Gavin
Its:

MAURICIO HOCHSCHILD & CIA. LTDA.

By:	/s/ Jorge Benavides
Its:	Exploration Manager

.

EXHIBIT 1

PROPERTY TYPE	FILE	AREA REAL	Comments
El Pluma 1	410.411/MA/99	750	Ex cateo 402.845
El Pluma 2	412.277/MA/99	1000	Ex cateo 402.845
El Pluma 3	412.279/MA/99	750	Ex cateo 402.845
El Pluma 4	412.281/MA/99	1000	Ex cateo 402.845
El Pluma E1	410.412/MA/99	1000	Ex cateo 403.627
El Pluma E2	412.278/MA/99	1000	Ex cateo 403.627
El Pluma E3	412.280/MA/99	800	Ex cateo 403.627
Saavedra 10	413.395/MA/00	1000	in cateo
Saavedra 11	401.874/MA/01	1000	in cateo
Saavedra 12	401.875/MA/01	1000	in cateo
Saavedra 13	401.876/MA/01	1000	in cateo
Saavedra 14	401.877/MA/01	1000	in cateo
Saavedra 1a	410.093/MA/99	1000	in cateo
Saavedra 2a	410.091/MA/99	1000	in cateo
Saavedra 3	410.096/MA/99	800	ex cateo
Saavedra 4	410.095/MA/99	800	in cateo
Saavedra 5	410.089/MA/99	800	in cateo
Saavedra 6b	410.094/MA/99	800	ex cateo
Saavedra 7a	410.090/MA/99	1000	in cateo
Saavedra 8	410.092/MA/99	1000	in cateo
Saavedra 9	413.396/MA/00	1000	in cateo
SaavNE1	400.625/MA/01	1000	ex cateo
SaavNE2	400.626/MA/01	1000	ex cateo
SaavNE3	400.627/MA/01	500	ex cateo
Tres A	411.333/MA/99	1000	ex cateo

Tres B	411.334/MA/99	750	ex cateo
Tres C	414.264/MA/00	980	ex cateo
Tres Colores A	411.332/MA/99	1000	Ex cateo 406.002
Tres Colores B	411.331/MA/99	998.5	Ex cateo 406.002
Tres Colores C	414.643/MA/00	901	Ex cateo 406.002
Tres Colores D	414.642/MA/00	901	Ex cateo 406.002
Tres Colores E	414.641/MA/00	901	Ex cateo 406.002
Tres Colores F	414.640/MA/00	901	Ex cateo 406.002
Tres Colores G	414.639/MA/00	397.5	Ex cateo 406.002
Tres D	414.265/MA/00	770.13	ex cateo
Tres E	414.266/MA/00	999.93	ex cateo
Tres F	414.267/MA/00	999.93	ex cateo
Uno A	413.095/MA/00	840	ex cateo
Uno B	413.096/MA/00	840	ex cateo
Uno C	413.097/MA/00	820.2	ex cateo
Uno D	400.765/MA/01	840	ex cateo
Uno E	400.766/MA/01	840	ex cateo
Uno F	400.764/MA/01	594	ex cateo
Uno G	401.507/MA/01	1103.7	ex cateo 406.943
Uno H	401.508/MA/01	560.4	ex cateo 406.943
Uno I	401.509/MA/01	560.4	ex cateo 406.943
AGUAS VIVAS	403.089/MSC/01	9992
		50490.69